UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2012

MetroPCS Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33409	20-0836269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2250 Lakeside Boulevard Richardson, Texas	75082-4304
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 570-5800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As described in the Form 8-K filed by MetroPCS Communications, Inc. (“MetroPCS” or the “Company”) with the Securities and Exchange Commission on December 5, 2012, the Company previously announced that MetroPCS Wireless, Inc. (“Wireless”), an indirect wholly-owned subsidiary of the Company, had commenced a consent solicitation (the “Consent Solicitation”) seeking to amend the indentures governing its 7 7/8% Senior Notes due 2018 (the “2018 Notes”) and its 6 5/8% Senior Notes due 2020 (the “2020 Notes,” and together with the 2018 Notes, the “Notes”). The terms and conditions of the Consent Solicitation were described in detail in the Consent Solicitation Statement, dated December 5, 2012, and a related Consent Letter distributed to holders of the Notes.

On December 14, 2012, following the receipt of the requisite consents in the Consent Solicitation, Wireless, the guarantors named therein and Wells Fargo Bank, N.A., as trustee, entered into a Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) which will govern the 2018 Notes and a Sixth Supplemental Indenture (the “Sixth Supplemental Indenture” and, together with the Fifth Supplemental Indenture, the “Supplemental Indentures”) which will govern the 2020 Notes. The Supplemental Indentures give effect to the amendments to the indentures governing the Notes, with respect to which the requisite consents were sought and obtained.

Among other things, the Supplemental Indentures modify the definition of “Change of Control” in the indentures governing the Notes so that the consummation of the proposed business combination pursuant to that certain Business Combination Agreement, dated October 3, 2012 (the “Business Combination Agreement”), by and among Deutsche Telekom AG (“Deutsche Telekom”), T-Mobile Global Zwischenholding GmbH, T-Mobile Global Holding GmbH, T-Mobile USA, Inc. (“T-Mobile”) and the Company, would not be considered a Change of Control under the indentures governing the Notes. The Supplemental Indentures also conform the covenants, events of default and other non-economic terms currently applicable to the Notes to certain covenants, events of default and other non-economic terms that are anticipated to apply to certain notes to be sold by T-Mobile to Deutsche Telekom and to certain new notes that may be issued by Wireless and assumed by T-Mobile upon the consummation of the business combination. Further, the Supplemental Indentures make certain other changes to the covenants, events of default and other non-economic terms of the Notes that will apply only until such time, if any, as the Notes are assumed by T-Mobile upon the consummation of the proposed business combination, but that will be permanent if the business combination is not consummated.

In particular, the Supplemental Indentures, among other things:

•

revise the definition of Change of Control in the indentures governing the Notes that would, among other things, have the effect of excluding the consummation of the proposed business combination therefrom;

•	revise certain covenants in the indentures governing the Notes in order, among other things, to revise or increase the size of certain permissive exceptions and exclusions;

•

revise the calculation of “Consolidated Cash Flow,” as used in each indenture governing the Notes for periods from and after the consummation of the business combination for certain financial calculations that affect the covenants, including revisions that exclude from Consolidated Cash Flow any net losses realized in connection with construction, launch and operations in new wireless telephone markets (incurred prior to the fourth anniversary of commencement of commercial operations in the applicable market), up to an aggregate dollar amount in any twelve-month period of $300 million; and

•	revise the dollar amount thresholds used in certain events of default.

The foregoing description is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the text of the Fifth Supplemental Indenture and the Sixth Supplemental Indenture, which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure under Item 1.01 of this report is also responsive to Item 3.03 of this report and is incorporated herein by reference.

Item 8.01	Other Events.

On December 17, 2012, the Company issued a press release announcing that, in connection with the Consent Solicitation, Wireless has received the requisite consents to approve the Fifth Supplemental Indenture and the Sixth Supplemental Indenture and the Supplemental Indentures have been executed by the Company, the Guarantors and the Trustee. The Consent Solicitation expired at 5:00 p.m., New York City time, on Friday, December 14, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between MetroPCS and Deutsche Telekom. In connection with the proposed transaction, MetroPCS filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on November 16, 2012. The preliminary proxy statement is not final and will be superseded by a definitive proxy statement to be filed by MetroPCS with the SEC. Investors and security holders are urged to read carefully the preliminary proxy statement and the definitive proxy statement and all other relevant documents filed with the SEC or sent to stockholders as they become available because they will contain important information about the proposed transaction. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting MetroPCS’ Investor Relations department at 214-570-4641, or via e-mail at investor_relations@metropcs.com. The definitive proxy statement will be mailed to MetroPCS’ stockholders prior to the meeting at which stockholders will be requested to vote on matters related to the proposed transaction. This communication does not constitute a solicitation of any vote or approval.

Participants in the Solicitation

MetroPCS and its directors and executive officers will be deemed to be participants in any solicitation of proxies in connection with the proposed transaction. Information about MetroPCS’ directors and executive officers is available in MetroPCS’ proxy statement, dated April 16, 2012, for its 2012 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary proxy statement and will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” for the purpose of the “safe harbor” provisions within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Any statements made in this Current Report on Form 8-K that are not statements of historical fact, including statements about when the parties expect that the proposed transaction will close, whether and when the DOJ or other governmental agencies will approve the proposed transaction, MetroPCS’ timeframe for compliance with the Second Request, and statements about our beliefs, opinions, projections, strategies, and expectations, are forward-looking statements and should be evaluated as such. These forward-looking statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “views,” “projects,” “should,” “would,” “could,” “may,” “become,” “forecast,” and other similar expressions.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of MetroPCS, Deutsche Telekom and T-Mobile and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive the required stockholder approvals or required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the proposed transaction, the failure to satisfy other closing conditions, the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, the significant capital commitments of MetroPCS and T-Mobile, global economic conditions, fluctuations in exchange rates, competitive actions taken by other companies, natural disasters, difficulties in integrating the two companies, disruption from the transaction making it more difficult to maintain business and operational relationships, actions taken or conditions imposed by governmental or other regulatory authorities and the exposure to litigation. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in MetroPCS’ 2011 Annual Report on Form 10-K, filed February 29, 2012, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, filed October 30, 2012, and other filings with the SEC available at the SEC’s website (www.sec.gov).

The forward-looking statements speak only as to the date made, are based on current assumptions and expectations, and are subject to the factors above, among others, and involve risks, uncertainties and assumptions, many of which are beyond our ability to control or ability to predict. You should not place undue reliance on these forward-looking statements. MetroPCS, Deutsche Telekom and T-Mobile do not undertake a duty to update any forward-looking statement to reflect events after the date of this Current Report on Form 8-K, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Fifth Supplemental Indenture, dated December 14, 2012, among MetroPCS Wireless, Inc., the Guarantors (as defined therein) and Wells Fargo Bank, N.A., as trustee.

4.2	Sixth Supplemental Indenture, dated December 14, 2012, among MetroPCS Wireless, Inc., the Guarantors (as defined therein) and Wells Fargo Bank, N.A., as trustee.

4.3	Revised form of 7 7/8% Senior Notes due 2018.

4.4	Revised form of 6 5/8% Senior Notes due 2020.

99.1	Press release, dated December 17, 2012, entitled “MetroPCS Wireless, Inc. Successfully Completes Consent Solicitation.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2012

MetroPCS Communications, Inc.

By:	/s/ J. Braxton Carter
J. Braxton Carter Chief Financial Officer and Vice Chairman

EXHIBIT INDEX

Exhibit No.	Description

4.1	Fifth Supplemental Indenture, dated December 14, 2012, among MetroPCS Wireless, Inc., the Guarantors (as defined therein) and Wells Fargo Bank, N.A., as trustee.

4.2	Sixth Supplemental Indenture, dated December 14, 2012, among MetroPCS Wireless, Inc., the Guarantors (as defined therein) and Wells Fargo Bank, N.A., as trustee.

4.3	Form of 7 7/8% Senior Notes due 2018.

4.4	Form of 6 5/8% Senior Notes due 2020.

99.1	Press release, dated December 17, 2012, entitled “MetroPCS Wireless, Inc. Successfully Completes Consent Solicitation.”